Exhibit 99.1



               Certification Pursuant to Section 1350 of Chapter 63
               ----------------------------------------------------
                      of Title 18 of the United States Code
                      -------------------------------------

     I, Clyde Wm. Engle, Chief Executive, Financial and Accounting Officer of NRG, Incorporated, certify that (i) NRG , Incorporated's report on Form 10-Q for the quarterly period ending March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in NRG, Incorporated's report on Form 10-Q for the quarterly period ending March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of NRG, Incorporated.


                                            /s/ CLYDE WM. ENGLE
                                            ------------------------------------
                                            Clyde Wm. Engle
                                            Chief Executive, Financial and
                                            Accounting Officer
                                            May 12, 2003

               Certification Pursuant to Section 1350 of Chapter 63
               ----------------------------------------------------
                      of Title 18 of the United States Code
                      -------------------------------------

     I, Clyde Wm. Engle, Chief Executive, Financial and Accounting Officer of NRG, Incorporated, certify that (i) NRG , Incorporated's report on Form 10-Q for the quarterly period ending March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in NRG, Incorporated's report on Form 10-Q for the quarterly period ending March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of NRG, Incorporated.




                  NRG INCORPORATED

                  /s/ Clyde Wm. Engle
                  ----------------------------------
                  Clyde Wm. Engle
                  Chairman, Chief Executive,
                  Financial and  Accounting
                  Officer and Director


         Date:  May 12, 2003